Basic and Diluted Loss Per Ordinary Share	6 Months Ended
Jun. 30, 2026
Earnings Per Share [Abstract]
Basic and diluted loss per ordinary share
5. Basic and diluted loss per ordinary share

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2026	2025	2026	2025
	(in thousands, except per share data)
	£	£	£	£
Loss for the period	(3,080)	(24,114)	(6,945)	(26,587)

Basic and diluted weighted average number of ordinary shares	20,928,149	5,173,376	20,869,329	2,676,461
Basic and diluted loss per ordinary share	(0.00)	(0.00)	(0.00)	(0.01)

Basic loss per ordinary share is calculated by dividing the loss for the period attributable to the equity holders of the Company by the weighted average number of ordinary shares outstanding during the period.
The potential ordinary shares issued through equity settled transactions were considered to be anti-dilutive as they would have decreased the loss per ordinary share and were therefore excluded from the calculation of diluted loss per ordinary share.